Exhibit 10.1

BORROWER NAME AND ADDRESS	LENDER NAME AND ADDRESS	LOAN DESCRIPTION

AMERICAN CHURCH MORTGAGE COMPANY	BEACON BANK
10237 YELLOW CIRCLE DR	19765 HIGHWAY SEVEN	Number	5010071
MINNETONKA, MN 55343	SHOREWOOD, MN 55331	Amount	$8,000,000.00
		Date	09-12-2008
Refer to the attached Signature Addendum, incorporated herein, for additional Borrowers and their signatures
COMMERCIAL DEBT MODIFICATION AGREEMENT

DATE AND PARTIES.  The date of this Debt Modification Agreement (Modification) is 12-03-2010
DEFINITIONS.  As used in this Modification, the terms have the following meanings:

Pronouns.  The pronouns “I,” “me,” and “my” refer to each Borrower signing this Modification, individually and together with their heirs, executors, administrators, successors, and assigns.  “You” and “your” refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in this Modification or Prior Obligation.

Prior Obligation.  “Prior Obligation” refers to my previous agreement governing my promise to pay you money, including any loan agreement, note, or document that evidences my indebtedness, and any extensions, renewals, modifications, and substitutions.

BACKGROUND.  You and I have entered into a Prior Obligation which is evidenced by Promissory Note dated 09-12-2008 ☒  in the original principal amount of /  ☐  with a maximum possible principal amount of $8,000,000.00.  ☐  payable on demand / ☒  payable on demand but if no demand is made, by the maturity date of 11-05-2010 / ☐  with a maturity date of _____________________.

As of the date of this Modification, the ☐  amount remaining due is / ☒  current amount outstanding on the Prior Obligation is $1,416,000.00 principal (Principal) plus $211.89 accrued interest, for a total of $1,416,211.89.

MODIFICATION. For value received, you and I agree to modify the Prior Obligation as follows.
☐  INTEREST RATE MODIFICATION.
☐  INTEREST RATE.

Maximum Interest Amount.  Any amount assessed or collected as interest will be limited to the maximum lawful amount of interest allowed by state or federal law.  Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid principal balance.  Any remainder will be refunded to me.
☐  Post-Maturity/Default Interest Rate.
☐ Compounding. This Modification provides for the compounding of interest.
☐  PAYMENT MODIFICATION.

☒ DRAW PERIOD MODIFICATION.
MATURITY DATE IS MODIFIED TO DECEMBER 31, 2011.

☒ FEES AND CHARGES MODIFICATION.
MODIFICATION FEE IN THE AMOUNT OF $5,000.00.

ADDITIONAL TERMS.
CURRENT OUTSTANDING BALANCE OF $1,416,000.00 IS TO BE REDUCED BY ½ BY DECEMBER 31, 2011 AND THE REMAINING BALANCE AND ANY ACCRUED INTEREST TO BE PAID OFF BY DECEMBER 31, 2012.
NO FURTHER ADVANCES WILL BE PERMITTED FROM THE REVOLVING LINE.

CONTINUATION OF TERMS.  Except as specifically amended in this Modification, all terms of the Prior Obligation remain in effect.
INTERPRETATION.  Whenever used, the singular Includes the plural and the plural includes the singular.  The section headings are for convenience only and are not to be used to interpret or define the terms of this Modification.
VT only ☐ NOTICE TO BORROWER: THIS IS A DEMAND NOTE AND SO MAY BE COLLECTED BY THE LENDER AT ANY TIME.  A NEW NOTE MUTUALLY AGREED UPON AND SUBSEQUENTLY ISSUED MAY CARRY A HIGHER OR LOWER RATE OF INTEREST.

☐  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER/DEBTOR) AND US (LENDER/SECURED PARTY) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.  BY SIGNING THIS MODIFICATION, THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT EXISTS BETWEEN THEM.

SIGNATURES.  By signing under seal, Borrower agrees to the terms contained in this Note.  Borrower also acknowledges receipt of a copy of this Note.
BORROWER:

AMERICAN CHURCH MORTGAGE COMPANY
Entity Name

/s/ PHILIP J. MYERS	12/3/10	(Seal)			(Seal)
Signature PHILIP J. MYERS, PRESIDENT	Date		Signature	Date
		(Seal)			(Seal)
Signature	Date		Signature	Date

LENDER:

BEACON BANK
Entity Name

/s/ JOSEPH A. PETERSON	12/03/10	(Seal)			(Seal)
Signature JOSEPH A. PETERSON, SR. VICE PRESIDENT	Date		Signature	Date
COMMERCIAL DEBT MODIFICATION AGREEMENT			NOT TO BE USED FOR LOANS SUBJECT TO CONSUMER LENDING LAWS
 © 1998, 2001 Bankers Systems, Inc., St. Cloud, MN Form COMM-DMOD 7/1/2004                                                                                                                                                     (page 1 of 1)